AGREEMENT


          This Agreement ("Agreement") is made and entered into as of the 31st day of December, 2000 between Triple Crown Consulting LTD (the "Consultant"), with an office at 424 Poianciana Island Drive, Sunny Isles, Florida 33160 and Vizacom Inc., a Delaware corporation (the "Company"), with its principal executive offices at 300 Frank W. Burr Blvd., 7th floor, Teaneck, New Jersey 07666.

                                   WITNESSETH:

          WHEREAS, the Consultant is engaged in the business of providing financial advisory advice, introductions as a finder to investors and investment banking firms, and assisting in setting up road shows, conference calls and other presentations to potential investors and investment banking industry participants; and

          WHEREAS, the Company is desirous of retaining the Consultant for the purpose of obtaining financial advisory advice, introductions to investors and investment banking firms, and assistance in setting up road shows, conference calls and other presentations to potential investors and investment banking industry participants.

                                 NOW THEREFORE:

          In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Term.   This Agreement shall commence on December 31, 2000 and
continue for a term of two (2) years; provided, that the Company shall have the right to terminate this Agreement upon notice to Consultant at any time.

          2. Services. (a) The Company hereby engages Consultant for the term specified in Paragraph 1 hereof to render such services and advice to the Company as the Company may request. Consultant's duties may include, but will not necessarily be limited to, providing financial advisory advice; introductions to investors, investment banking firms and potential acquisition targets; and assistance in setting up road shows, conference calls and other presentations to potential investors and investment banking industry participants. Company acknowledges the Consultant's ability to relate information regarding Client's activities is directly related to the activities of the Company and the information provided by Company to Consultant. Consultant's duties may include, but will not necessarily be limited to, providing recommendations concerning the following financial and related matters:

          (1)  Rendering advice with regard to internal operations, including:

               (i)    the formation of corporate goals and their implementation;

               (ii) the Company's financial structure and its divisions or subsidiaries;
               (iii) securing, when and if necessary and possible, additional financing through banks and/or insurance companies;
               (iv)   corporate organization and personnel; and



          (2) Rendering advice with regard to any of the following corporate finance and other matters:

               (i)    changes in the capitalization of the Company;
               (ii)   changes in the Company's corporate structure;
               (iii)  redistribution of shareholdings of the Company's stock;
               (iv)   alternative uses of corporate assets;
               (vi)   structure and use of debt; and
               (viii) the  acquisition of and/or merger with other  companies, the sale of the Company itself, or any of its assets, subsidiaries or affiliates, or similar type of transaction.

          (b) Consultant will have no obligation whatsoever to provide to or for the benefit of the Company any securities analysts' reports or any market making activities.

          3.   Compensation.

          Upon execution and delivery of this Agreement, the Company will (a) issue to Consultant (or its designees) 200,000 shares (the "Shares") of common stock, par value $.001 per share, of the Company (the "Common Stock"); provided that 175,000 of such shares of Common Stock will be deposited into escrow with Kaufman & Moomjian, LLC, as escrow agent (the "Escrow Agent") pursuant to the terms of an escrow agreement of even date herewith among the Company, the Consultant and the Escrow Agent. In connection therewith, at the end of each calendar quarter after the date hereof, the Company will cause the Escrow Agent to release from escrow to Consultant (or its designees) 25,000 shares of Common Stock, so long as this Agreement remains in effect.

          Consultant shall also be entitled to (i) a finder's fee equal to three percent (3%) of the gross proceeds received by the Company in connection with capital raised by the Company through sources introduced to the Company by Consultant, and (ii) a finder's fee equal to 5% of the gross consideration paid or received by the Company in connection with merger and acquisition transactions consummated with parties introduced to the Company by Consultant, payable in cash or in stock in the same manner provided for in the merger and acquisition transaction to which such fee relates; provided, in each case, that in no event shall the Company be obligated to pay finder's or placement agent's fees of more than 13% in the aggregate in connection with any financing transaction or 10% in the aggregate in connection with any acquisition transaction.

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


          4. Expenses. In addition to the fees payable hereunder, the Company shall reimburse Consultant for all reasonable travel and out-of-pocket expenses incurred in connection with the services performed by Consultant pursuant to this Agreement, promptly after submission to the Company of appropriate evidence of such expenditures. All such expenditures in excess of $200 will be submitted to the Company for approval in advance.

          5. Representations and Warranties. Consultant hereby represents, warrants and acknowledges to and covenants and agrees with the Company as follows:

          (a) Investment Intent. Consultant is acquiring the Shares for the its own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof or any part thereof, within the meaning of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state securities or blue-sky laws;

          (b) Investor Status. Consultant is an accredited investor as such term is defined under Rule 501 of Regulation D promulgated pursuant to the Securities Act ("Regulation D");

          (c) Intent to Transfer. Consultant is not a party to or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement;

          (d)  Offering Exempt from Registration; Company's Reliance.

               (i) The Company has advised Consultant that the Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof is exempt from such registration;

               (ii)   The   Company's    reliance   on   the availability  of
           such  exemption  is,  in  part,  based  upon the accuracy  and
           truthfulness  of   Consultant's   representations contained herein;

               (iii)   As  a   result   of   such   lack  of registration,  none
           of the Shares may be resold or otherwise transferred or disposed of without registration pursuant to or an exemption therefrom available under the Securities Act and such state securities laws; and

               (iv) In furtherance of the provisions of this paragraph (d), all of the certificate(s) representing the Shares shall bear a restrictive legend substantially in the following form:

           "THE  SHARES  OF  COMMON  STOCK   REPRESENTED  BY  THIS
           CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE

           BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES
           ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS;"

           AND the stock certificates subject to escrow shall also bear the following legend:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT
           TO THE TERMS OF AN ESCROW AGREEMENT DATED AS OF DECEMBER 31, 2000 AMONG THE COMPANY, TRIPLE CROWN CONSULTING AND KAUFMAN & MOOMJIAN, LLC, AS ESCROW AGENT."

               (e) Sophistication of Consultant. Consultant has evaluated the merits and risks of acquiring the Shares and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of such acquisition, is aware of and has considered the financial risks and financial hazards of acquiring the Shares, and is able to bear the economic risk of acquiring the Shares, including the possibility of a complete loss with respect thereto;

               (f) Access to Information. Consultant has had access to such information regarding the business and finances of the Company, the receipt and careful reading of which is hereby acknowledged by Consultant, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operations of the Company including, without limitation, pursuant to a meeting and/or discussions with management of the Company;

               (g) No Guarantees. It never has been represented, guaranteed or warranted to Consultant by the Company, or any of its officers, directors, agents, representatives or employees, or any other person, expressly or by implication, that:

                    (i) Any gain will be realized by the undersigned from Consultant's investment in the Shares;

                    (ii) There will be any  approximate  or exact length of time that Consultant will be required to remain as a holder of Shares; or

                    (iii) The past performance or experience on the part of the
               Company, its predecessors or of any other person, will in any way indicate any future results of the Company;

               (h) No Other Representations, Warranties, Covenants or Agreements of the Company. Except as set forth in this Agreement, the Company has not made any representation, warranty, covenant or agreement with respect to the matters contained herein, and Consultant has not and will not rely on any representation, warranty, covenant or agreement except as set forth in this Agreement;

               (i) High Degree of Investment Risk. The investment in the Shares involves a high degree of risk and may result in a loss of the entire amount invested; there is no assurance that the Company's operations will be profitable in the future; and there is no assurance that a public market for shares of Common Stock will continue to exist;

               (j) State of Principal Place of Business. The address set forth at the bottom hereof is Consultant's true and correct principal place of business, and Consultant has no present intention of relocating its principal place of business to any other country, state or jurisdiction;

               (k)  No Purchaser Representative.  Consultant has not authorized any person or institution to act as the undersigned's "purchaser representative" (as such term is defined in Rule 501 of Regulation D) in connection with Consultant's investment in Shares; and

               (l) No General Solicitation. Consultant has not received any general solicitation or general advertising regarding the purchase of any of the Shares.

          6. Company Information. The Company acknowledges that all opinions and advice (written or oral) given by Consultant to the Company in connection with Consultant's engagement are intended solely for the benefit and use of the Company (including its officers and directors) in considering the transaction to which they relate, and the Company agrees that no person or entity other than the Company (including its officers and directors) shall be entitled to make use of or rely upon the advice of Consultant to be given hereunder, and no such opinion or advice shall be used for any manner or for any purpose, nor may the Company make any public references to Consultant, or use the Consultant's name in any annual reports or any other reports or releases of the Company, without Consultant's prior written consent. The Company recognizes and confirms that, in advising the Company hereunder, Consultant will use and rely on data, material and other information furnished to Consultant by the Company, without independently verifying the accuracy, completeness or veracity of same.

          7. Confidentiality. Consultant will, and will direct its directors, officers, employees, representatives, agents and advisors ("Representatives") to, hold in confidence and not use or disclose any confidential information of the Company. Notwithstanding the foregoing, Consultant shall not be required to maintain confidentiality with respect to information (i) which is or becomes part of the public domain not due to the breach of this Agreement by Consultant,

(ii) of which it had independent knowledge prior to disclosure; (iii) which comes into the possession of Consultant in the normal and routine course of its own business from and through independent non-confidential sources; or (iv) which is required to be disclosed by Consultant by laws, rules or regulators. If Consultant is requested or required to disclose any confidential information supplied to it by the Company, Consultant shall, unless prohibited by law, promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order. In addition, Consultant acknowledges that it is aware, and that it will advise its Representatives who receive confidential information, that the United States securities laws prohibit any person who has material, non-public information from purchasing or selling securities of the Company (and options, warrants and rights relating thereto) and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person (including, without limitation, any of your Representatives) is likely to purchase or sell such securities.

          8. Other Consulting Clients. The Company acknowledges that Consultant or its affiliates are in the business of providing services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict Consultant in conducting such business with others, or in rendering such advice to others, provided that Consultant shall not take any action, to the best of its knowledge and belief, that would be contrary to the interests of the Company.

          9. Indemnification. (a) The Company agrees to indemnify and hold harmless Consultant, its employees, directors, officers, agents, representatives and controlling persons from and against any and all losses, claims, damages, liabilities, suits, actions, proceedings, costs and expenses (collectively, "Damages"), including, without limitation, reasonable attorney fees and expenses, as and when incurred, if such Damages were directly caused by, relating to, based upon or arising out of the rendering by Consultant of services pursuant to this Agreement, so long as Consultant shall not have engaged in illegal, intentional or willful misconduct, or shall have acted grossly negligently, in connection with the services provided which form the basis of the claim for indemnification. This paragraph shall survive the termination of this Agreement.

          (b) The Consultant agrees to indemnify and hold harmless the Company, its employees, directors, officers, agents, representatives and controlling persons from and against any and all Damages, including, without limitation, reasonable attorney fees and expenses, as and when incurred, if such Damages were directly caused by, relating to, based upon or arising out of the rendering by Consultant of services pursuant to this Agreement, if Consultant shall have engaged in illegal, intentional or willful misconduct, or shall have acted grossly negligently, in connection with the services provided which form the basis of the claim for indemnification. This paragraph shall survive the termination of this Agreement.

          10. Independent Contractor. Consultant shall perform its services hereunder as an independent contractor and not as an employee or agent of the Company or any affiliate thereof. Consultant shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be expressly agreed to by the Company in writing from time to time.

          11. Arbitration. In the event of any dispute under this Agreement, then and in such event, each party agrees that the same shall be submitted to the American Arbitration association ("AAA") in the City of New York or nearest city, for its decision and determination in accordance with its rules and regulations then in effect. Each of the parties agrees that the decision and/or award made by the AAA may be entered as judgment of the Courts of the State of New York, and shall be enforceable as such.

          12. Notices. Any notice to be given by either party to the other hereunder shall be sufficient if in writing and sent by (a) nationally recognized overnight courier, (b) facsimile transmission electronically confirmed, (c) hand delivery against receipt, (d) registered or certified mail, return receipt requested, in each case addressed to such party at the address specified on the first page of this Agreement or such other address as either party may have given to the other in writing.

          13. Miscellaneous. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. No provision of this Agreement may be amended, modified or waived, except in writing signed by both parties. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors, legal representatives and assigns. This Agreement shall not be assigned by either party without the written consent of the other party. This Agreement may be executed in counterparts. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day of the year first above written.

                                   VIZACOM INC.

                                   By:  /s/ Alan Schoenbart
                                      ----------------------------------
                                      Name:  Alan Schoenbart
                                      Title: CFO


                                   TRIPLE CROWN CONSULTING LTD


                                   By:    /s/ Benjamin Kaplan
                                      ----------------------------------
                                      Name:   Benjamin Kaplan
                                      Title:  President

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